UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2022

HF SINCLAIR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-03876	87-2092143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood, Suite 1300	Dallas	Texas	75201
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: (214) 871-3555

Hippo Parent Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	DINO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On March 14, 2022, HollyFrontier Corporation (“HollyFrontier”) and Holly Energy Partners, L.P. (“HEP”) announced the establishment of HF Sinclair Corporation (f/k/a Hippo Parent Corporation), a Delaware corporation (“HF Sinclair”), as the new parent holding company of HollyFrontier and HEP and their subsidiaries, and the completion of their respective acquisitions of Sinclair Oil Corporation and Sinclair Transportation Company from The Sinclair Companies (“Sinclair HoldCo”). At the effective time of the HFC Merger (as defined in Item 2.01 of this Current Report on Form 8-K (“Current Report”)), HollyFrontier became a wholly-owned subsidiary of HF Sinclair, and HF Sinclair replaced HollyFrontier as the public company trading on the New York Stock Exchange (“NYSE”) under the symbol “DINO.” This Current Report is being filed for the purpose of establishing HF Sinclair as the successor issuer to HollyFrontier pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain other matters. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of HF Sinclair common stock, par value $.01 per share (“HF Sinclair Common Stock”), are deemed registered under Section 12(b) of the Exchange act as the common stock of the successor issuer and will begin trading at the start of trading on March 15, 2022 under the symbol “DINO”.

Item 1.01	Entry into a Material Definitive Agreement.

Background

As previously announced, on August 2, 2021 HollyFrontier (now a wholly owned subsidiary of HF Sinclair) and HEP entered into a Letter Agreement in connection with the HFC Transactions (as defined in Item 2.01 of this Current Report) and the transactions contemplated by that certain Contribution Agreement, dated August 2, 2021 (as amended on March 14, 2022, the “Contribution Agreement”), by and among Sinclair HoldCo, Sinclair Transportation Company, and HEP (the “HEP Transactions” and together with the HFC Transactions, the “Sinclair Transactions”), pursuant to which, among other things, HollyFrontier and HEP agreed, upon the consummation of the Sinclair Transactions, to enter into amendments to certain of the agreements by and among HEP and its affiliates, on the one hand, and HollyFrontier and its affiliates (other than HEP and its affiliates), on the other hand, to include within the scope of such agreements the assets to be acquired by HEP in the HEP Transactions.

The information set forth in Item 2.01 of this Current Report is hereby incorporated by reference in this Item 1.01.

Eighth Amended and Restated Master Throughput Agreement

On March 14, 2022, Holly Energy Partners - Operating, L.P. (“HEP Operating”), a wholly-owned subsidiary of HEP, HollyFrontier Refining & Marketing LLC (“HFRM”), a wholly-owned subsidiary of HF Sinclair, and Sinclair Oil LLC f/k/a Sinclair Oil Corporation (“Sinclair Oil”), a wholly-owned subsidiary of HF Sinclair, entered into the Eighth Amended and Restated Master Throughput Agreement, effective as March 14, 2022 (the “Eighth Amended and Restated Master Throughput Agreement”). The Eighth Amended and Restated Master Throughput Agreement amends and restates in its entirety the Seventh Amended and Restated Master Throughput Agreement, dated February 8, 2021 and effective as of January 1, 2021, to, among other things, add Sinclair Oil as a shipper thereunder and add the Sinclair Assets (as defined therein) to the coverage thereof. HF Sinclair will guarantee the obligations of HFRM and Sinclair Oil, and HEP will guarantee the obligations of HEP Operating, in each case, under the Eighth Amended and Restated Master Throughput Agreement.

The description of the Eighth Amended and Restated Master Throughput Agreement herein is qualified by reference to the copy thereof filed as Exhibit 10.1 to this Current Report, which is incorporated by reference into this Current Report in its entirety.

Twenty-Second Amended and Restated Omnibus Agreement

On March 14, 2022, HF Sinclair, HEP and certain of their respective subsidiaries entered into the Twenty-Second Amended and Restated Omnibus Agreement, effective as of March 14, 2022 (the “Twenty-Second Amended and Restated Omnibus Agreement”). The Twenty-Second Amended and Restated Omnibus Agreement amends and restates in its entirety the Twenty-First Amended and Restated Omnibus Agreement effective as of January 1, 2021, to, among other things, exempt certain logistics assets acquired by HF Sinclair pursuant to the HFC Transactions from the restricted business and right of first offer covenants in favor of HEP, as further described therein, to increase the administrative fees due from HEP to HF Sinclair thereunder, as further described therein, to subject the Sinclair Assets to HF Sinclair’s right of first refusal to purchase the HEP’s assets that serve HF Sinclair’s refineries, subject to the limitations provided therein, and to amend the indemnification obligations of HF Sinclair and HEP with respect to the Sinclair Assets, as further described therein.

The description of the Twenty-Second Amended and Restated Omnibus Agreement herein is qualified by reference to the copy thereof filed as Exhibit 10.2 to this Current Report, which is incorporated by reference into this Current Report in its entirety.

Seventh Amended and Restated Master Lease and Access Agreement

On March 14, 2022, certain subsidiaries of HEP and HF Sinclair entered into the Seventh Amended and Restated Master Lease and Access Agreement (the “Seventh Amended and Restated Master Lease and Access Agreement”), effective as of March 14, 2022. The Seventh Amended and Restated Master Lease and Access Agreement amends and restates in its entirety the Sixth Amended and Restated Master Lease and Access Agreement, dated effective as of January 1, 2021, to, among other things, include certain Sinclair Assets in the list of assets comprising the Applicable Assets (as defined therein).

The description of the Seventh Amended and Restated Master Lease and Access Agreement herein is qualified by reference to the copy thereof filed as Exhibit 10.3 to this Current Report, which is incorporated by reference into this Current Report in its entirety.

Assignment and Assumption of Indemnification Agreements

On March 14, 2022, HF Sinclair and HollyFrontier entered into an Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”), pursuant to which, effective as of the HFC Merger, HollyFrontier assigned to HF Sinclair, and HF Sinclair assumed, all obligations of HollyFrontier under the indemnification agreements between HollyFrontier and its directors, officers and employees (the “Assumed Agreements”). Effective as of the HFC Merger, each of the Assumed Agreements was automatically deemed to be amended as necessary to provide that references to HollyFrontier in such Assumed Agreement will be read to refer to HF Sinclair.

The description of the Assignment and Assumption Agreement herein is qualified by reference to the copy thereof filed as Exhibit 10.4 to this Current Report, which is incorporated by reference into this Current Report in its entirety.

Transition Services Agreement

On March 14, 2022, HF Sinclair and Sinclair HoldCo entered into a Transition Services Agreement (the “Transition Services Agreement”) for each of HF Sinclair and Sinclair HoldCo to provide certain transition services to each other following the closing of the HFC Transactions.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 14, 2022 (the “Closing Date”), pursuant to that certain Business Combination Agreement, dated as of August 2, 2021 (as amended on March 14, 2022, the “Agreement”), by and among HollyFrontier, HF Sinclair, Hippo Merger Sub, Inc., a wholly-owned subsidiary of HF Sinclair (“Parent Merger Sub”), Sinclair HoldCo, and Hippo Holding LLC, a wholly-owned subsidiary of Sinclair HoldCo (the “Target Company”), HF Sinclair completed its previously announced acquisition of the Target Company by effecting (a) a holding company merger in accordance with Section 251(g) of the Delaware General Corporation Law whereby HollyFrontier merged with and into Parent

Merger Sub, with HollyFrontier surviving such merger as a direct wholly-owned subsidiary of HF Sinclair (the “HFC Merger”) and (b) immediately following the HFC Merger, a contribution whereby Sinclair HoldCo contributed all of the equity interests of the Target Company to HF Sinclair in exchange for shares of HF Sinclair, resulting in the Target Company becoming a direct wholly-owned subsidiary of HF Sinclair (the “HFC Transactions” and, the consummation of the HFC Transactions, the “Closing”). HF Sinclair issued 60,230,036 shares of HF Sinclair Common Stock to Sinclair HoldCo, representing 27% of the pro forma equity of HF Sinclair with a value of approximately $2,149 million based on HollyFrontier’s fully diluted shares of common stock outstanding and closing stock price on March 11, 2022. On the Closing Date, Sinclair HoldCo made a $90.2 million cash payment to HF Sinclair related to estimated working capital adjustments pursuant to the Agreement, which reduced the aggregate transaction value to $2,060 million.

In addition, immediately prior to the Closing of the HFC Transactions on March 14, 2022, HEP completed its previously announced acquisition of Sinclair Transportation Company pursuant to the Contribution Agreement.

The summary description of the terms of the Agreement set forth in HollyFrontier’s Form 8-K filed on August 3, 2021 (the “Signing 8-K”) is incorporated by reference herein.

The Sinclair Transactions were subject to the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and receipt of other required consents and approvals. The applicable waiting period under the HSR Act has expired, which satisfied the applicable closing condition in the Agreement, and all other required consents and approvals were received. In connection with the HFC Transactions, as more fully described in the Signing 8-K and Item 3.03 of this Current Report, each share of common stock of HollyFrontier, par value $.01 per share (“HFC Common Stock”), issued and outstanding immediately prior to the Effective Time (as defined in the Agreement) (other than treasury shares which were cancelled pursuant to the Agreement) was automatically converted into one validly issued, fully paid and nonassessable share of HF Sinclair Common Stock. Further, Sinclair HoldCo contributed to HF Sinclair the equity interests in the Target Company in exchange for 60,230,036 shares of HF Sinclair Common Stock (the “Sinclair Stock Consideration”).

In connection with the HFC Transactions, HF Sinclair will be filing by amendment to this Current Report not later than 71 days after the date on which this Current Report is required to be filed (i) the audited combined consolidated financial statements of the Target Company and Sinclair Transportation Company and their subsidiaries comprised of the balance sheets as of December 31, 2021 and 2020, and the related statements of operations for the years ended December 31, 2021 and 2020 and (ii) the unaudited pro forma condensed combined balance sheet of HF Sinclair as of December 31, 2021, the unaudited pro forma condensed combined statements of operations of HF Sinclair for the year ended December 31, 2021, each of which are incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the HFC Transactions, the shares of HFC Common Stock were registered pursuant to Section 12(b) of the Exchange Act, and listed on the NYSE. In connection with the HFC Transactions, HF Sinclair assumed HollyFrontier’s listing on the NYSE and changed its name from “Hippo Parent Corporation” to “HF Sinclair Corporation.” The shares of HF Sinclair Common Stock were approved for listing on the NYSE and will begin trading at the start of trading on March 15, 2022, and will trade under the symbol “DINO” with a new CUSIP number 403949 100.

The information set forth in Item 1.01 and Item 5.03 and in Item 8.01 under the heading “Successor Issuer,” describing the succession of HF Sinclair to Exchange Act Section 12(b) and reporting obligations of HollyFrontier is incorporated by reference to this Item 3.01.

In connection with the HFC Merger, on March 14, 2022, HollyFrontier requested that the NYSE file with the U.S. Securities and Exchange Commission (the “Commission”) an application on Form 25 to delist the HFC Common Stock from the NYSE and deregister the HFC Common Stock under Section 12(b) of the Exchange Act. HollyFrontier intends to file a certificate on Form 15 requesting that the HFC Common Stock be deregistered under the Exchange Act and that HollyFrontier’s reporting obligations under Section 15(d) of the Exchange Act be suspended (except to the extent of the succession of HF Sinclair to the Exchange Act Section 12(b) registration and reporting obligations of HollyFrontier as described under the heading “Successor Issuer” in Item 8.01 below).

Item 3.02	Unregistered Sales of Equity Securities.

On the Closing Date, HF Sinclair issued 60,230,036 shares of HF Sinclair Common Stock to Sinclair HoldCo, as consideration in exchange for the contribution of the equity interests in the Target Company to HF Sinclair pursuant to the Agreement as described in Item 2.01 of this Current Report.

HF Sinclair’s issuance of 60,230,036 shares of HF Sinclair Common Stock in connection with the Agreement was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, as the transaction did not involve any public offering. Subject to certain exceptions, HF Sinclair has agreed to file, within five business days following the Closing Date, a shelf registration statement under the Securities Act, to permit the public resale of all the registrable securities held by Sinclair HoldCo and has agreed to use commercially reasonable efforts to cause such shelf registration statement to be declared effective immediately upon filing.

Item 3.03	Material Modification of Rights of Security Holders.

At the Effective Time of the HFC Transactions, each share of HFC Common Stock issued and outstanding immediately prior to the Effective Time (other than treasury shares which were cancelled pursuant to the Agreement) was automatically converted into one validly issued, fully paid and nonassessable share of HF Sinclair Common Stock, having the same designations, rights, powers, and preferences and the qualifications, limitations, and restrictions as a share of HFC Common Stock immediately prior to the Effective Time.

The information set forth in Item 1.01 of the Signing 8-K and Item 5.03 of this Current Report is hereby incorporated by reference in this Item 3.03.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Signing 8-K, on August 2, 2021, in connection with the Agreement, HF Sinclair entered into a stockholders agreement (the “Stockholders Agreement”) by and among HF Sinclair, Sinclair HoldCo and the stockholders of Sinclair HoldCo, which became effective at the Closing.

In connection with the Closing, the number of directors of HF Sinclair will initially be set at 10 and upon the appointment of the Sinclair Directors (as defined below) pursuant to the Stockholders Agreement, it will be increased to 12.

The directors of HF Sinclair and their committee memberships, which are listed below, are identical to the directors of HollyFrontier immediately prior to the HFC Merger, with the exception of Ross B. Matthews and Norman J. Szydlowski who were nominated for service to the HF Sinclair Board of Directors as Sinclair HoldCo designees pursuant to Stockholders Agreement and whose appointment to the Board will be effective as of March 15, 2022 (collectively, the “Sinclair Directors”). Committee appointments for the Sinclair Directors will be determined at a later date.

Name	Age	Independent	AC(1)	CC(2)	NGSR(3)	EHSPP(4)	FC(5)	EXEC(6)
Franklin Myers	69	●		●	●			C
Michael C. Jennings	56					●		●
Anne-Marie N. Ainsworth	65	●				C	●
Anna C. Catalano	62	●		●	●
Leldon E. Echols	66	●	FE	C				●
Manuel J. Fernandez	60	●	C, FE			●
R. Craig Knocke	52	●			●		●
Robert J. Kostelnik	70	●			C	●
James H. Lee	73	●	●				C
Michael E. Rose	75	●	●				●
Ross B. Matthews*	67
Norman J. Szydlowski*	71	●

(1)	Audit Committee
(2)	Compensation Committee
(3)	Nominating, Governance, and Social Responsibility Committee
(4)	Environmental, Health, Safety and Public Policy
(5)	Finance Committee
(6)	Executive Committee

C = Committee Chairperson

FE = Financial Expert

● = Committee Member

*Director, effective as of March 15, 2022.

The Board has previously determined that all of the directors serving on the HollyFrontier Board of Directors immediately prior to the HFC Merger, other than Michael C. Jennings (collectively, the “Independent HFC Directors”), are independent, as defined under applicable SEC rules and regulations and the rules of the NYSE (the “Independence Rules”). The Board has determined in connection with his nomination to the Board as a Sinclair HoldCo designee that Mr. Szydlowski qualifies as an independent director under the Independence Rules. There are no transactions in which the Independent HFC Directors or Mr. Szydlowski has an interest requiring disclosure under item 404(a) of Regulation S-K.

The Board determined that Sinclair Director, Ross B. Matthews, is not independent due to his continued service as Chief Operating Officer of Sinclair HoldCo following the Closing and the fact that members of his immediate family control Sinclair HoldCo, which received more than five percent of HF Sinclair’s Common Stock upon the Closing of the HFC Transactions. As disclosed in the Agreement and the related agreements entered into in connection therewith, including the Stockholders Agreement and in the Transition Services Agreement, there may be ongoing payments to Sinclair HoldCo following the Closing that exceed $120,000 that would constitute related party transactions under Item 404(a) of Regulation S-K.

Certain biographical and other information regarding the Independent HFC Directors is included in the proxy statement for HollyFrontier’s 2021 annual meeting filed with the SEC on March 25, 2021 under the heading “Election of Directors” and is incorporated herein by reference. Certain Biographical information regarding Mr. Jennings is included under the “Executive Officers” heading below.

Certain biographical and other information concerning the Sinclair Directors is set forth below.

Ross B. Matthews. Mr. Matthews currently serves as Chief Operating Officer of Sinclair HoldCo and served as the Chairman and Chief Executive Officer of Sinclair Oil Corporation from October 2009 until the Closing Date. He also served as a Director of Sinclair Oil Corporation from January 2006 until the Closing Date. Mr. Matthews joined Sinclair Oil Corporation in June 2000, initially serving as Vice President of Exploration and Production.

Mr. Matthews brings to the Board significant experience and insight into the development of energy infrastructure through his extensive experience in the oil and gas industry.

Norman J. Szydlowski. Mr. Szydlowski served as President and Chief Executive Officer and Director of SemGroup Corporation from November 2009 until his retirement in June 2014. He also previously served as Chief Executive Officer for Rose Rock Midstream and Colonial Pipeline Company. From 2004 to 2005, Mr. Szydlowski served as the Senior Consultant to the Iraqi Ministry of Oil in Baghdad on behalf of the U.S. Department of Defense (OSD, CPA) and Department of State (Embassy Baghdad). He was a Commissioner on the National Commission on Energy Policy and chaired the Task Force on Biofuels Infrastructure. Mr. Szydlowski co-chaired the Task Force on Ensuring Stable Natural Gas Prices for the Bipartisan Policy Center and was a member of the Working Group, Bipartisan Policy Center Response to The National Commission on the BP Deepwater Horizon Oil Spill and Offshore Drilling Request. From 2002 until 2004, he was Vice President of Refining for Chevron Corporation and he first joined Chevron in 1981.

Additionally, Mr. Szydlowski currently serves as a director of Equitrans Midstream Corporation (“Equitrans”) and he served as a Director of Sinclair Oil Corporation from April 2017 until the Closing Date. Mr. Szydlowski served as a Director of EQT Corporation (“EQT”) from November 2017 until the separation of EQT and Equitrans in November 2018. He served as a Director of the general partner of 8point3 Energy Partners, LP from June 2015 until its acquisition by Capital Dynamics, Inc. in June 2018. Mr. Szydlowski also served as a Director of the general partner of JP Energy Partners LP from July 2014 through March 2017.

Mr. Szydlowski brings to the Board extensive experience in the oil and gas industry and executive management and board experience with other public companies.

Executive Officers

The executive officers of HF Sinclair and their positions and titles, which are listed below, are identical to the executive officers of HollyFrontier immediately prior to the HFC Merger.

Name	Age	Position
Michael C. Jennings	56	Chief Executive Officer
Richard L. Voliva III	44	Executive Vice President and Chief Financial Officer
Timothy Go	55	President and Chief Operating Officer
Thomas G. Creery	63	President, Renewables
Vaishali S. Bhatia	39	Senior Vice President, General Counsel and Secretary
Bruce A. Lerner	55	President, Lubricants & Specialties

Michael C. Jennings. Mr. Jennings has served as Chief Executive Officer since January 2020. He also served as President from January 2020 to November 2021, as Executive Vice President from November 2019 to December 2019, as Executive Chairperson from January 2016 to January 2017 and as Chief Executive Officer and President from the merger of Holly Corporation (“Holly”) and Frontier in July 2011 to January 2016. He served as Chairperson of the Board from January 2017 to February 2019 and January 2013 to January 2016. Mr. Jennings has served as Chief Executive Officer of Holly Logistics Services, L.L.C. (“HLS”) since January 2020. He previously served as Chief Executive Officer of HLS from January 2014 to November 2016 and as President of HLS from October 2015 to February 2016. Mr. Jennings served as President and Chief Executive Officer of Frontier from 2009 until the merger of Holly and Frontier in July 2011 and as the Executive Vice President and Chief Financial Officer of Frontier from 2005 to 2009.

Mr. Jennings currently serves as a director and Chairperson of the Board of HLS, the general partner of the general partner of HEP. Mr. Jennings served as a director of FTS International, Inc. from January 2019 to November 2020, as a director and Chairperson of the Board of Montage Resources and its predecessor entities from May 2016 to November 2019, and as a director of ION Geophysical Corporation from December 2010 to February 2019. He served as Chairperson of the board of directors of Frontier from 2010 until the merger in July 2011 and served as a director of Frontier from 2008 to July 2011.

Richard L. Voliva III. Mr. Voliva has served as Executive Vice President and Chief Financial Officer since March 2017. He previously served as Senior Vice President, Strategy from June 2016 to March 2017. Mr. Voliva has served as President of HLS since January 2020. He previously served as Executive Vice President and Chief Financial Officer of HLS from March 2017 to January 2020, Senior Vice President and Chief Financial Officer of HLS from July 2016 to March 2017, Vice President and Chief Financial Officer of HLS from October 2015 to July 2016, Vice President, Corporate Development of HLS from February 2015 to October 2015 and Senior Director, Business Development of HLS from April 2014 to February 2015. Prior to joining HLS, Mr. Voliva was an analyst at Millennium Management LLC, an institutional asset manager, from April 2011 to April 2014, an analyst at Partner Fund Management, L.P., a hedge fund, from March 2008 to March 2011 and Vice President, Equity Research at Deutsche Bank from June 2005 to March 2008. Mr. Voliva is a CFA Charterholder.

Timothy Go. Mr. Go has served as President and Chief Operating Officer since November 2021. He served as Executive Vice President and Chief Operating Officer from June 2020 to November 2021. Prior to joining the HollyFrontier, Mr. Go served as Chief Executive Officer of the general partner of Calumet Specialty Products Partners, L.P., an independent producer of specialty hydrocarbon products, from January 2016 to April 2020 and retired from Calumet in June 2020. Prior to joining Calumet, Mr. Go served as Vice President, Operations of Flint

Hills Resources, LP, a wholly-owned subsidiary of Koch Industries, Inc., from July 2012 to September 2015 and as Vice President, Operations Excellence of Flint Hills Resources, LP from June 2011 to July 2013. Mr. Go served as Managing Director, Operations Excellence of Koch Industries, Inc. from August 2008 to 2011. Prior to joining Koch Industries, Mr. Go held various roles of increasing responsibility in downstream operations during his 18 years at ExxonMobil Corporation.

Thomas G. Creery. Mr. Creery has served as President, Renewables since June 2020 and President of HollyFrontier Refining & Marketing LLC since February 2017. He previously served as Senior Vice President, Commercial from January 2016 to March 2021, Vice President, Crude Supply from October 2008 to January 2016 and Vice President, Crude Supply and Planning from January 2006 to October 2008. Prior to joining HollyFrontier, Mr. Creery held various roles at Unocal Corporation for 25 years in a number of locations, including Calgary, Los Angeles, Singapore and Houston.

Vaishali. S. Bhatia. Ms. Bhatia has served as Senior Vice President and General Counsel since November 2019 and Secretary since August 2019. She previously served as Chief Compliance Officer from August 2019 to January 2020, Acting General Counsel from August 2019 to November 2019, Assistant General Counsel from May 2017 to August 2019, Assistant Secretary from May 2012 to August 2019 and Counsel from October 2011 to May 2017. Ms. Bhatia has also served as Senior Vice President and General Counsel of HLS since November 2019 and Secretary of HLS since August 2019. She served as Chief Compliance Officer of HLS from August 2019 to January 2020, Acting General Counsel of HLS from August 2019 to November 2019, Assistant General Counsel of HLS from May 2017 to August 2019, Assistant Secretary of HLS from January 2013 to August 2019 and Counsel of HLS from October 2011 to May 2017. Prior to joining HollyFrontier, Ms. Bhatia was an associate at Jones Day.

Bruce Lerner. Mr. Lerner has served as President, Lubricants & Specialties since June 2020. Prior to joining HollyFrontier, Mr. Lerner served as President and Chief Executive Officer of PeroxyChem, LLC, a manufacturer of persulfates, remediation technologies and adjacent chemistries, from March 2014 to February 2020 and Vice President & Global Business Director, FMC Peroxygens of FMC Corporation from February 2007 to February 2014 when the business unit was divested to become PeroxyChem. Prior to then, Mr. Lerner held various roles at Engelhard Corp. and BASF Corp. Mr. Lerner currently serves on the board of directors of Vishay Precision Group, Inc.

Principal Accounting Officer

Following the HFC Merger, Ms. Indira Agarwal will continue to serve as HF Sinclair’s Vice President, Controller and Chief Accounting Officer. Information regarding Ms. Agarwal is included in HollyFrontier’s Current Report on Form 8-K filed on May 21, 2020 and is incorporated herein by reference.

The information set forth in Item 1.01 of this Current Report under the heading “Assignment and Assumption of Indemnification Agreements” is hereby incorporated by reference in this Item 5.02. Messrs. Matthews and Szydlowski will enter into HF Sinclair’s standard form of indemnification agreement.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Amended and Restated Certificate of Incorporation, and the Amended and Restated Bylaws of HF Sinclair are substantially identical to the Amended and Restated Certificate of Incorporation of HollyFrontier and the Amended and Restated Bylaws of HollyFrontier, in each case, as in effect immediately prior to the Closing, except for the change in the name of the corporation permitted by Section 251(g) of the Delaware General Corporation Law.

The Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of HF Sinclair are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On March 14, 2022, HollyFrontier and HEP issued a joint press release announcing the completion of the Sinclair Transactions. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information provided in this Item 7.01 (including Exhibit 99.1) shall not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by HF Sinclair pursuant to the Securities Act, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 8.01	Other Events.

Successor Issuer

Pursuant to Rule 12g-3(a) of the Exchange Act, HF Sinclair is the successor issuer to HollyFrontier. The shares of HF Sinclair Common Stock are deemed to be registered under Section 12(b) of the Exchange Act, and HF Sinclair is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. HF Sinclair hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Description of Equity Securities

The description of HF Sinclair’s common stock provided in Exhibit 4.1, which is incorporated by reference herein, supersedes any prior description of HF Sinclair’s equity securities in any registration statement or report filed with the Commission.

Cautionary Statement Regarding Forward Looking Statements

This communication may contain or incorporate by reference statements or information that are, include or are based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations, intentions, beliefs or forecasts of future events or otherwise for the future, and can be identified by the fact that they relate to future actions, performance or results rather than relating strictly to historical or current facts. Words such as “anticipate(s),” “project(s),” “expect(s),” “plan(s),” “goal(s),” “forecast(s),” “strategy,” “intend(s),” “will,” “should,” “would,” “could,” “believe,” “may,” and variations of such words and other words and expressions of similar meaning are intended to identify such forward-looking statements. However, the absence of such words or other words and expressions of similar meaning does not mean that a statement is not forward-looking.

These forward-looking statements include, but are not limited to, statements regarding the HFC Transactions, pro forma descriptions of the combined companies and their operations, integration and transition plans, synergies, opportunities and anticipated future performance. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of HF Sinclair, and they are not guarantees of future performance. These forward-looking statements are based on assumptions using currently available information and expectations as of the date thereof that HF Sinclair’s management believes are reasonable, but that involve certain risks and uncertainties and may prove inaccurate. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in these statements. Any differences could be caused by a number of factors, including, but not limited to, HF Sinclair’s and HEP’s ability to successfully integrate the operations of Sinclair Oil Corporation and Sinclair Transportation Company, respectively, with their existing operations and fully realize the expected synergies of the Sinclair Transactions or on the expected timeline; risks relating to the value of HF Sinclair Common Stock from sales by the Sinclair holders following the closing of the Sinclair Transactions; HF Sinclair’s ability to successfully integrate the operation of the Puget Sound refinery with its existing operations; the demand for and supply of crude oil and refined products, including uncertainty regarding the effects of the continuing coronavirus (“COVID-19”) pandemic on future demand and increasing societal expectations that companies address climate change; risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products or lubricant and specialty products in HF Sinclair’s markets; the spread between market prices for refined products and market prices for crude oil; the possibility of constraints on the transportation of refined products or lubricant and specialty products; the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, whether due to infection in the workforce or in response to reductions in demand; the effects of current and/or future governmental and environmental regulations and policies, including the effects of current and/or future restrictions on various commercial and economic activities in response to the COVID-19 pandemic; the availability and cost of financing to HF Sinclair; the effectiveness of HF Sinclair’s capital investments and marketing strategies; HF Sinclair’s efficiency in carrying out and consummating construction projects, including HF Sinclair’s ability to complete announced capital projects, such as the construction of the Artesia renewable diesel unit and pretreatment unit, on time and within capital guidance; HF Sinclair’s ability to timely obtain or maintain permits, including those necessary for operations or capital projects; the ability of HF Sinclair to acquire refined or lubricant product operations or pipeline and terminal operations on acceptable terms and to integrate any existing or future acquired operations; the possibility of terrorist or cyberattacks and the consequences of any such attacks; uncertainty regarding the effects and duration of global hostilities and any associated military campaigns which may disrupt crude oil supplies and markets for our refined products and create instability in the financial markets that could restrict our ability to raise capital; general economic conditions, including uncertainty regarding the timing, pace and extent of an economic recovery in the United States; a prolonged economic slowdown due to the COVID-19 pandemic which could result in an impairment of goodwill and/or long-lived asset impairments; and other financial, operational and legal risks and uncertainties detailed from time to time in HF Sinclair’s and HollyFrontier’s Securities and Exchange Commission filings. The forward-looking statements speak only as of the date made and, other than as required by law, HF Sinclair undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HF Sinclair assumes no, and expressly disclaims any, duty or obligation to update or correct any forward-looking statement as a result of events, changes, effects, states of facts, conditions, circumstances, occurrences or developments subsequent to the date of this communication or otherwise, except as required by law. Readers are advised, however, to consult any further disclosures HF Sinclair makes in its filings with the SEC.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) will be filed with the SEC by amendment to this Current Report not later than 71 days after the date on which this Current Report is required to be filed.

(b) Pro Forma Financial Information.

The financial statements required by Item 9.01(b) will be filed with the SEC by amendment to this Current Report not later than 71 days after the date on which this Current Report is required to be filed.

(d)    Exhibits.

Exhibit No.	Description

2.1†	Business Combination Agreement, dated as of August 2, 2021, by and among HollyFrontier Corporation, Hippo Parent Corporation, Hippo Merger Sub, Inc., The Sinclair Companies, and Hippo Holding LLC (incorporated by reference to Exhibit 2.1 of HollyFrontier’s Current Report on Form 8-K filed August 3, 2021, File No. 1-03876).

3.1*	Amended and Restated Certificate of Incorporation of HF Sinclair Corporation.

3.2*	Amended and Restated Bylaws of HF Sinclair Corporation.

4.1*	Description of Common Stock

10.1*	Eighth Amended and Restated Master Throughput Agreement entered into and effective as of March 14, 2022, by and among HollyFrontier Refining & Marketing LLC, Sinclair Oil LLC and Holly Energy Partners - Operating, L.P.

10.2*	Twenty-Second Amended and Restated Omnibus Agreement entered into and effective as of March 14, 2022, by and among HF Sinclair Corporation, Holly Energy Partners, L.P., and certain of their respective subsidiaries.

10.3*	Seventh Amended and Restated Master Lease Agreement entered into and effective as of March 14, 2022, by and among certain subsidiaries of HF Sinclair Corporation and Holly Energy Partners, L.P.

10.4*	Assignment and Assumption Agreement entered into and effective as of March 14, 2022, by and between HollyFrontier Corporation and HF Sinclair Corporation.

10.5†	Stockholders Agreement, dated August 2, 2021 by and among Hippo Parent Corporation, The Sinclair Companies, and the stockholders set forth on Schedule I thereto, as may be amended from time to time (incorporated by reference to Exhibit 10.1 of HollyFrontier’s Current Report on Form 8-K filed August 3, 2021, File No. 1-03876).

10.6	Letter Agreement, dated August 2, 2021 by and among HollyFrontier Corporation and Holly Energy Partners, L.P. (incorporated by reference to Exhibit 10.2 of HollyFrontier’s Current Report on Form 8-K filed August 3, 2021, File No. 1-03876).

99.1**	Press Release, dated as of March 14, 2022.

104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
**	Furnished herewith.
†

Schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of the omitted schedules and exhibits to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF SINCLAIR CORPORATION

Date: March 14, 2022	By:	/s/ Richard L. Voliva III
	Name:	Richard L. Voliva III
	Title:	Executive Vice President and Chief Financial Officer